MUNICIPAL INCOME TRUST III      Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust III (TFC) for the fiscal year ended August 31, 1997.

Stimulated by a resurgence of consumer spending in the fourth quarter of 1996, the economy grew at a rapid pace in the first quarter of 1997. This caused interest rates to rise between December 1996 and April 1997. In March, the Federal Reserve Board tightened monetary policy in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. By July, yields had declined to last November's levels. In addition to more moderate economic growth, low inflation and stable Fed policy, the bond rally was aided by the strengthened overseas performance of the dollar and the waning Federal budget deficit. Market sentiment turned cautious in August as the UPS/Teamsters strike renewed concerns that tight labor markets might prompt another tightening move by the Fed.

                     BOND YIELDS 1994-1997
--------------------------------------------------------------------
                                                Insured Municipal
                                                Revenue Yields as
         30-Year Insured                          a Percentage of
        Municipal Revenue      30-Year U.S.    U.S. Treasury Yields
              Yields         Treasury Yields           Ratio
--------------------------------------------------------------------
Dec '93         5.40%             6.34%               85.17%
                5.40              6.24                86.54
                5.80              6.66                87.09
                6.40              7.09                90.27
                6.35              7.32                86.75
                6.25              7.43                84.12
Jun '94         6.50              7.61                85.41
                6.25              7.39                84.57
                6.30              7.45                84.56
                6.55              7.81                83.87
                6.75              7.96                84.80
                7.00              8.00                87.50
Dec '94         6.75              7.88                85.66
                6.40              7.70                83.12
                6.15              7.44                82.66
                6.15              7.43                82.77
                6.20              7.34                84.47
                5.80              6.66                87.09
Jun '95         6.10              6.62                92.15
                6.10              6.86                88.92
                6.00              6.66                90.08
                5.95              6.48                91.82
                5.75              6.33                90.84
                5.50              6.14                89.56
Dec '95         5.35              5.94                90.07
                5.40              6.03                89.55
                5.80              6.46                86.69
                5.85              6.66                87.84
                5.95              6.89                86.36
                6.05              6.99                86.55
Jun '96         5.90              6.89                85.63
                5.85              6.97                83.93
                5.90              7.11                82.98
                5.70              6.93                82.25
                5.65              6.64                85.09
                5.50              6.35                86.61
Dec '96         5.60              6.63                84.46
                5.70              6.79                83.95
                5.65              6.80                83.08
                5.90              7.10                83.10
                5.75              6.94                82.85
                5.65              6.91                81.77
Jun '97         5.60              6.78                82.60
                5.30              6.30                84.00
                5.50              6.61                83.00
--------------------------------------------------------------------

Source: Municipal Market Data

MUNICIPAL INCOME TRUST III

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields with less volatility. Long-term insured revenue index yields rose from 5.50 percent to 5.90 percent between November 1996 and March 1997. The recent bond rally carried yields to a low of 5.30 percent in July before ending August at 5.50 percent.

The ratio of 30-year insured revenue bond yields to 30-year US Treasury yields declined from 87 percent at the end of November 1996 to 83 percent in August 1997. A declining ratio means that municipals have outperformed Treasuries and have become relatively more expensive. This ratio has annually ranged from an average low of 83 percent to an average high of 90 percent over the past four years.

New-issue municipal volume was ahead 8 percent in the first eight months of 1997. Overall, estimated underwriting volume of $180 billion for the full year is expected to exceed bond maturities and redemptions of $130 billion.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.75 to $9.87 per share during the fiscal year ended August 31, 1997. Based on this NAV change plus reinvestment of tax-free dividends and a taxable long-term capital gain distribution, the Fund's total NAV return was 7.93 percent. TFC's market price on the New York Stock Exchange decreased from $9.875 to $9.50 per share during the twelve-month period. Based on this market price change and reinvestment of dividends and distributions, the Fund's total market return was 2.57 percent. TFC's market price closed at a 4 percent discount to NAV on August 31, 1997.

Dividends for the last three months of 1997 were declared in September. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.0475 per share to $0.0425 per share to more closely reflect the Fund's anticipated income. Over the past 12 months the level of undistributed net investment income has declined from $0.112 to $0.066 per share.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 13 long-term sectors and 41 credits. Over the past twelve months $4 million par amount of bonds was purchased and $2 million par amount was sold, each at average yields of 6 percent. Distributable income declined when $3 million par amount of bonds with an average book yield of 7 1/2 percent was called for redemption.

MUNICIPAL INCOME TRUST III

LARGEST SECTORS as of August 31, 1997
(% of Net Assets)


Mortgage                     18%
Refunded                     13%
Transportation               10%
Water & Sewer                10%
General Obligation           10%
Electric                      8%
IDR/PCR*                      7%
Nursing & Health Related      7%
All Others                   17%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS as of August 31, 1997
(% of Total Long-Term Portfolio)


Aaa or AAA                   54%
A or A                       21%
Aa or AA                      9%
Baa or BBB                    9%
NR                            7%

As measured by Moody's Investors Service, Inc.
or Standard & Poor's Corp.

Portfolio structure is subject to change.


CALL STRUCTURE as of August 31, 1997
(% of Total Long-Term Portfolio)
Percent Callable


               WEIGHTED AVERAGE
          CALL PROTECTION 7.0 YEARS

Years Bonds Callable
      1997                          1%
      1998                          5%
      1999                          6%
      2000                         15%
      2001                          8%
      2002                          3%
      2003                          3%
      2004                         10%
      2005                         23%
      2006                          5%
      2007                          9%
      2008+                        12%

MUNICIPAL INCOME TRUST III

The portfolio's average maturity was 19 years. The combination of older, shorter-call issues and newer issues with longer call dates provided an average of 7 years of call protection.

LOOKING AHEAD

Municipals have followed the trend of Treasuries throughout most of 1997. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly. The long-term benefits of tax-exempt income have remained intact and have fostered demand for municipal bonds.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended August 31, 1997, the Fund purchased and retired 12,200 shares of common stock at a weighted average market discount of 4.57 percent.

We appreciate your ongoing support of Municipal Income Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST III

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Edwin J. Garn
         For.................   5,056,093
         Withheld............      75,614

         John R. Haire
         For.................   5,050,875
         Withheld............      80,832

         Wayne E. Hedien
         For.................   5,068,017
         Withheld............      63,690

         Michael E. Nugent
         For.................   5,064,334
         Withheld............      67,373

         Philip J. Purcell
         For.................   5,067,113
         Withheld............      64,594

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................   4,970,097
         Against............................................................      56,081
         Abstain............................................................     113,934

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For................................................................   5,042,526
         Against............................................................       7,740
         Abstain............................................................      89,846

    In addition, a shareholder proposal to amend the Fund's Declaration of Trust to require each Trustee, within 30 days of election, to become a shareholder of the Fund failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although no quorum was obtained, the following represents the total of the shares whose votes returned to the Fund prior to the meeting.

                                PERCENTAGE OF
 VOTE       NO. OF SHARES     OUTSTANDING SHARES
-------     -------------     ------------------
For            617,242              12.03%
Against        986,312              19.22%
Abstain        259,142               5.05%

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS August 31, 1997

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (96.3%)
              General Obligation (9.9%)
 $ 1,050      Moulton-Niguel Water District, California, Refg 1993 (MBIA)..............     5.00%     09/01/19     $   984,743
   1,500      Massachusetts, 1995 Ser B (AMBAC)........................................     5.50      07/01/14       1,519,215
              New York City, New York,
   1,000      1995 Ser D (MBIA)........................................................     6.20      02/01/07       1,095,540
     500      1989 Ser C...............................................................     6.50      08/15/08         505,545
   1,000      New York State, Refg Ser 1995 B..........................................     5.70      08/15/10       1,064,440
   1,000      Washington, Ser 1995 A...................................................     5.80      09/01/08       1,054,030
--------                                                                                                           ------------
   6,050                                                                                                             6,223,513
--------                                                                                                           ------------

              Educational Facilities Revenue (3.0%)
   1,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K...................................................................     5.25      06/01/18         970,400
     900      New Jersey Economic Development Authority, Educational Testing Service
--------       Ser 1995 A (MBIA).......................................................     5.90      05/15/15         938,412
                                                                                                                   ------------
   1,900                                                                                                             1,908,812
--------                                                                                                           ------------

              Electric Revenue (7.9%)
   1,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA)..................................................................     5.75      01/01/15       1,029,930
   3,000      Southern California Public Power Authority, Mead-Adelanto 1994 Ser A
               (AMBAC).................................................................     5.15      07/01/15       2,931,360
   1,000      Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA).................     5.75      07/01/19       1,020,580
--------                                                                                                           ------------
   5,000                                                                                                             4,981,870
--------                                                                                                           ------------

              Hospital Revenue (4.9%)
   2,000      Birmingham-Carraway Special Care Facilities Financing Authority, Alabama,
               Carraway Methodist Health Ser 1995 A (Connie Lee).......................     5.875     08/15/15       2,058,420
   1,000      University of Missouri, Health System Ser 1996 A (AMBAC).................     5.50      11/01/16       1,000,740
--------                                                                                                           ------------
   3,000                                                                                                             3,059,160
--------                                                                                                           ------------

              Industrial Development/Pollution Control Revenue (6.7%)
   1,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA).............................     6.15      07/01/26       1,041,080
   2,005      Alliance Airport Authority, Texas, American Airlines Inc Ser 1990
               (AMT)...................................................................     7.50      12/01/29       2,170,653
   1,000      Dallas-Fort Worth International Airport Facility Improvement Corporation,
--------       Texas, American Airlines Inc Ser 1995...................................     6.00      11/01/14       1,028,260
                                                                                                                   ------------
   4,005                                                                                                             4,239,993
--------                                                                                                           ------------

              Mortgage Revenue - Multi-Family (1.7%)
   1,000      Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC)....     6.60      07/01/14       1,054,620
--------                                                                                                           ------------

              Mortgage Revenue - Single Family (15.9%)
     370      Colorado Housing Finance Authority, Ser A-2 (AMT)........................     8.25      08/01/20         383,919
     165      Hawaii Housing Finance & Development Corporation, Purchase Ser 1989 A
               (AMT)...................................................................     7.80      07/01/29         171,772
   1,310      Idaho Housing Agency, Ser 1988 D-2 (AMT).................................     8.25      01/01/20       1,389,530
   2,370      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser 1990
               B.......................................................................     7.25      07/25/11       2,544,369
   1,000      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT).....................     6.40      11/15/23       1,028,930

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Massachusetts Housing Finance Agency,
 $   495      Residential Ser 1989 A (AMT).............................................     8.10%     08/01/09     $   518,631
     165      Residential Ser 1989 A (AMT).............................................     8.20      08/01/27         172,075
   3,000      Ohio Housing Finance Agency, Residential GNMA Collateralized 1996 Ser B-2
               (AMT)...................................................................     6.10      09/01/28       3,062,160
              Utah Housing Finance Agency,
     275      Ser 1991 Issue A-2 (AMT).................................................     7.75      01/01/23         286,869
     435      Ser 1991 Issue B-2 (AMT).................................................     7.75      01/01/23         454,962
--------                                                                                                           -----------
   9,585                                                                                                            10,013,217
--------                                                                                                           -----------

              Nursing & Health Related Facilities Revenue (6.9%)
              Vista, California, Long-Term Care Foundation of America
   2,028      Ser 1994 A COPs (a) (b)..................................................     8.50      01/01/20       1,257,213
     243      Ser 1994 B COPs (a) (b)..................................................     0.00      01/01/20           2,430
     965      Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990.............................    10.25      01/01/20       1,016,270
   1,960      Lexington-Fayette Urban County Government, Kentucky, AHF/Kentucky-Iowa
--------       Inc Ser 1990............................................................    10.25      01/01/20       2,054,982
                                                                                                                   -----------
   5,196                                                                                                             4,330,895
--------                                                                                                           -----------

              Resource Recovery Revenue (4.1%)
   2,500      Cambria County Industrial Development Authority, Pennsylvania, Cambria
--------       Cogen Co Ser 1989 F-2 (AMT).............................................     7.75      09/01/19       2,563,275
                                                                                                                   -----------

              Transportation Facilities Revenue (10.4%)
   2,265      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) (a)...........................................     7.90      07/01/14       2,449,801
   2,000      Kentucky Turnpike Authority, Economic Development Road Revitalization
               Refg Ser 1995 (AMBAC)...................................................     5.625     07/01/15       2,038,420
   2,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)................     6.125     11/15/25       2,079,040
--------                                                                                                           -----------
   6,265                                                                                                             6,567,261
--------                                                                                                           -----------

              Water & Sewer Revenue (9.5%)
   1,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)............................     6.375     01/01/24       1,087,770
   1,500      Massachusetts Water Resources Authority, 1993 Ser C......................     5.25      12/01/20       1,432,065
   1,090      Erie County Water Authority, New York, 4th Resolution Refg Ser 1992
               (AMBAC).................................................................     0.00      12/01/17         255,878
   1,300      Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA)........     5.75      12/01/17       1,341,990
   2,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)...........     5.00      07/01/25       1,866,260
--------                                                                                                           -----------
   6,890                                                                                                             5,983,963
--------                                                                                                           -----------

              Other Revenue (2.4%)
   1,000      Pasadena, California, Refg & Cap 1992 COPs...............................     5.75      01/01/13       1,014,750
     500      Illinois Development Finance Authority, Church Road Partnership #2 Ser
--------       1989 (AMT)..............................................................     7.875     09/01/14         511,120
                                                                                                                   -----------
   1,500                                                                                                             1,525,870
--------                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Refunded (13.0%)
 $ 2,750      Florence County Public Facilities Corporation, South Carolina, Law
               Enforcement & Civic Center 1990 COPs (AMBAC)............................     7.60%     03/01/00++   $ 2,994,530
     845      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D (ETM)........................................................     9.50      11/15/15         997,278
   3,000      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990 C...     7.625     01/01/01++     3,354,990
     750      West Virginia School Building Authority, Cap Impr Ser 1991 A.............     6.75      07/01/01++       824,550
--------                                                                                                           ------------
   7,345                                                                                                             8,171,348
--------                                                                                                           ------------
  60,236      TOTAL MUNICIPAL BONDS (Identified Cost $57,282,845).............................................      60,623,797
--------                                                                                                           ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (2.1%)
   1,000      Idaho Health Facilities Authority, St. Luke's Regional Medical Center Ser
               1995 (Demand 09/02/97)..................................................     3.65*     05/01/22       1,000,000
     300      Missouri Health & Educational Facilities Authority, Washington University
--------       Ser 1996 C (Demand 09/02/97)............................................     3.75*     09/01/30         300,000
                                                                                                                   ------------
   1,300      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $1,300,000).............................       1,300,000
--------                                                                                                           ------------

 $61,536      TOTAL INVESTMENTS (Identified Cost $58,582,845) (c)....................................    98.4%
========                                                                                                            61,923,797

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................   1.6        1,046,189
                                                                                                        -----      ------------

              NET ASSETS..............................................................................  100.0%     $62,969,986
                                                                                                        =====      ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to maturity.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Non-income producing security; bond in default.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,706,183 and the aggregate gross unrealized depreciation is $365,231, resulting in net unrealized appreciation of $3,340,952.

Bond Insurance:
---------------
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1997

Alabama..................  3.3%
California............... 11.5
Colorado.................  0.6
Hawaii...................  0.3
Idaho....................  3.8
Illinois.................  8.0
Iowa.....................  1.6
Kentucky.................  6.5
Louisiana................  4.0
Maine....................  1.6
Massachusetts............  9.0
Missouri.................  2.1
New Jersey...............  1.5
New York.................  6.3
Ohio.....................  7.0
Pennsylvania.............  4.1
South Carolina...........  4.7
Texas....................  8.4
Utah.....................  2.8
Virginia.................  4.3
Washington...............  7.0
                          ----

Total.................... 98.4%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $58,582,845).........................................    $61,923,797
Cash...................................................................         97,460
Interest receivable....................................................      1,048,574
Prepaid expenses and other assets......................................          7,121
                                                                           -----------

    TOTAL ASSETS.......................................................     63,076,952
                                                                           -----------

LIABILITIES:
Payable for:
    Investment advisory fee............................................         25,678
    Administration fee.................................................         16,049
Accrued expenses and other payables....................................         65,239
                                                                           -----------

    TOTAL LIABILITIES..................................................        106,966
                                                                           -----------

    NET ASSETS.........................................................    $62,969,986
                                                                           ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital........................................................    $59,206,178
Net unrealized appreciation............................................      3,340,952
Accumulated undistributed net investment income........................        418,811
Accumulated undistributed net realized gain............................          4,045
                                                                           -----------

    NET ASSETS.........................................................    $62,969,986
                                                                           ===========

NET ASSET VALUE PER SHARE,
 6,378,986 shares outstanding
 (unlimited shares authorized of $.01 par value).......................          $9.87
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

STATEMENT OF OPERATIONS
For the year ended August 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME.........................................................    $3,940,590
                                                                            ----------

EXPENSES
Investment advisory fee.................................................       250,068
Administration fee......................................................       156,293
Professional fees.......................................................        66,463
Shareholder reports and notices.........................................        40,383
Registration fees.......................................................        16,690
Trustees' fees and expenses.............................................        11,149
Transfer agent fees and expenses........................................        10,475
Custodian fees..........................................................         3,488
Other...................................................................        13,162
                                                                            ----------

    TOTAL EXPENSES......................................................       568,171

Less: expense offset....................................................        (3,477)
                                                                            ----------

    NET EXPENSES........................................................       564,694
                                                                            ----------

    NET INVESTMENT INCOME...............................................     3,375,896
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.......................................................         8,875
Net change in unrealized appreciation...................................     1,231,561
                                                                            ----------

    NET GAIN............................................................     1,240,436
                                                                            ----------

NET INCREASE............................................................    $4,616,332
                                                                            ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                            FOR THE YEAR        FOR THE YEAR
                                                                ENDED               ENDED
                                                           AUGUST 31, 1997     AUGUST 31, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................      $ 3,375,896         $ 3,563,024
Net realized gain......................................            8,875             163,941
Net change in unrealized appreciation..................        1,231,561            (771,378)
                                                             -----------         -----------

    NET INCREASE.......................................        4,616,332           2,955,587
                                                             -----------         -----------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................       (3,671,718)         (3,777,142)
Net realized gain......................................         (158,725)           (224,230)
                                                             -----------         -----------

    TOTAL..............................................       (3,830,443)         (4,001,372)
                                                             -----------         -----------
Net decrease from transactions in shares of beneficial
 interest..............................................         (113,028)           (172,108)
                                                             -----------         -----------

    NET INCREASE (DECREASE)............................          672,861          (1,217,893)

NET ASSETS:
Beginning of period....................................       62,297,125          63,515,018
                                                             -----------         -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $418,811 and $714,633, respectively)...............      $62,969,986         $62,297,125
                                                             ===========         ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

NOTES TO FINANCIAL STATEMENTS August 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME TRUST III
income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays Dean Witter InterCapital Inc. ("the Investment Adviser") an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of weekly net assets not exceeding $250 million and 0.30% to the portion of weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of weekly net assets not exceeding $250 million; 0.20% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME TRUST III

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1997 aggregated $3,985,670 and $2,557,595 respectively.

Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                    PAR VALUE      EXCESS OF
                                                                                       SHARES       OF SHARES      PAR VALUE
                                                                                      ---------     ---------     -----------
Balance, August 31, 1995..........................................................    6,409,786      $64,098      $59,427,216
Treasury shares purchased and retired (weighted average discount 5.98%)*..........      (18,600)        (186)        (171,922)
                                                                                      ---------      -------      -----------
Balance, August 31, 1996..........................................................    6,391,186       63,912       59,255,294
Treasury shares purchased and retired (weighted average discount 4.57%)*..........      (12,200)        (122)        (112,906)
                                                                                      ---------      -------      -----------
Balance, August 31, 1997..........................................................    6,378,986      $63,790      $59,142,388
                                                                                      =========      =======      ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
   July 1, 1997         $0.0475      September 5, 1997     September 19, 1997
September 23, 1997      $0.0425       October 3, 1997       October 17, 1997
September 23, 1997      $0.0425       November 7, 1997      November 21, 1997
September 23, 1997      $0.0425       December 5, 1997      December 19, 1997

MUNICIPAL INCOME TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                       FOR THE YEAR ENDED AUGUST 31*
                                                                          -------------------------------------------------------
                                                                           1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $  9.75     $  9.91     $  9.81     $ 10.05     $  9.80
                                                                          -------     -------     -------     -------     -------
Net investment income.................................................       0.53        0.56        0.60        0.60        0.63
Net realized and unrealized gain (loss)...............................       0.19       (0.09)       0.11       (0.25)       0.26
                                                                          -------     -------     -------     -------     -------
Total from investment operations......................................       0.72        0.47        0.71        0.35        0.89
                                                                          -------     -------     -------     -------     -------
Less dividends and distributions from:
   Net investment income..............................................      (0.58)      (0.59)      (0.54)      (0.56)      (0.60)
   Net realized gain..................................................      (0.02)      (0.04)      (0.07)      (0.03)      (0.04)
                                                                          -------     -------     -------     -------     -------
Total dividends and distributions.....................................      (0.60)      (0.63)      (0.61)      (0.59)      (0.64)
                                                                          -------     -------     -------     -------     -------
Net asset value, end of period........................................    $  9.87     $  9.75     $  9.91     $  9.81     $ 10.05
                                                                          =======     =======     =======     =======     =======
Market value, end of period...........................................    $  9.50     $ 9.875     $ 8.875     $  9.00     $ 10.25
                                                                          =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN+..............................................       2.57%      18.83%       5.71%      (6.60)%     12.27%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................       0.91%       0.91%       0.94%       0.93%       0.98%
Net investment income.................................................       5.41%       5.61%       6.24%       5.99%       6.37%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................    $62,970     $62,297     $63,515     $64,011     $66,651
Portfolio turnover rate...............................................          4%         17%         22%         23%          2%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust III (the
" Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 10, 1997

                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1997, the Fund paid to the shareholders $0.58 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended August 31, 1997, the Fund paid to shareholders $0.02 per share from long-term capital gains.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048






MUNICIPAL
INCOME
TRUST III


Annual Report
August 31, 1997